Exhibit 1.01

LKQ Corporation
Conflict Minerals Report
For the Year Ended December 31, 2014

This Conflict Minerals Report for LKQ Corporation ("LKQ" or the "Company") is filed pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, for the year ended December 31, 2014.

Rule 13p-1 requires disclosure of certain information when a company manufactures or contracts to manufacture products for which the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (the "Conflict Minerals"). The "Covered Countries" for the purposes of Rule 13p-1 are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Description of Products Covered by this Report

Certain of LKQ's operations manufacture, or contract to manufacture, products for which the Conflict Minerals may be necessary to the functionality or production of those products. These products include: refurbished wheels; refurbished lights; remanufactured engines; and remanufactured heavy-duty truck products (collectively, the "Covered Products"). These products are generally assembled or manufactured from various components. The process begins with a used automotive core that is modified with various additional components, parts or raw materials. The automotive cores used in our operations are obtained through our salvage vehicle operations or from our repair shop customers. To the extent such cores contain Conflict Minerals, the Conflict Minerals are from scrap or recycled sources, and therefore, no further due diligence regarding the source of such Conflict Minerals is required under the Rule.

Reasonable Country of Origin Inquiry

To determine the presence and source of Conflict Minerals within the components, parts or raw materials with which we modify the cores, the Company conducted a good faith reasonable country of origin inquiry ("RCOI"), which was reasonably designed to determine whether any Conflict Minerals contained in such components, parts or raw materials originated from the Covered Countries. LKQ's RCOI included conducting a supply-chain survey with direct suppliers of these materials used in the Covered Products to identify the existence of, and if applicable, the source of, Conflict Minerals contained therein. As a downstream company, LKQ does not maintain a direct relationship with smelters or refiners and must rely solely on the declarations of upstream suppliers to report the use of Conflict Minerals in components, parts or raw materials. We surveyed over 235 suppliers, which represented all of our suppliers of components, parts or raw materials with which we modify automotive cores during the manufacture of the Covered Products. We received responses from approximately 60% of the suppliers contacted. Based on the responses received, we have reason to believe that Conflict Minerals contained within the components, parts or raw materials used to modify our cores may have originated from the Covered Countries and may not have come from recycled or scrap sources. As a result, we performed due diligence procedures as discussed below.

Due Diligence Measures

LKQ Corporation designed its due diligence measures to conform to the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition, including the related supplements on tantalum, tin, tungsten, and gold (collectively, the "OECD Guidance") as they relate to our position in the supply chain as a "downstream" purchaser.

I.	Establish strong company management systems

Our External Reporting Department, with assistance from our operations teams for our Covered Products and with oversight by the Legal Department, is responsible for the due diligence process in connection with our compliance with Rule 13p-1.  The due diligence team has established a framework of processes and procedures to communicate with our suppliers regarding the use of Conflict Minerals, to follow up with the suppliers when their responses require further information or when they fail to respond, and to provide instruction and assistance to the suppliers if necessary to help them comply with our information requests.  The due diligence team has the full support of senior management.

II.	Identify and assess risk in the supply chain

We requested that each of our direct suppliers of materials used in the Covered Products (excluding cores, as discussed above) complete the Conflict Minerals Reporting Template developed by the Electronic Industry Citizenship Coalition and Global e-Sustainability Initiative ("EICC-GeSI"), which includes questions regarding a direct supplier’s Conflict Minerals policy, its due diligence process, and information about its supply chain such as the names and locations of smelters and refiners as well as the origin of Conflict Minerals processed by those facilities. This survey of our suppliers was conducted in conjunction with our RCOI as discussed above.

We reviewed the suppliers’ responses to the surveys discussed above against criteria developed to determine which responses required further engagement with the suppliers. These criteria included untimely or incomplete responses, as well as inconsistencies within the data reported in the Template. We worked directly with these suppliers to obtain additional information and, as appropriate, updated responses. Certain of the responses to the surveys included the names of facilities listed by the suppliers as smelters or refiners. In many cases, these smelters or refiners were not provided at a part-specific level, and therefore, we were unable to definitively conclude whether the Covered Products include Conflict Minerals from these smelters or refiners. Since we were unable to specifically identify which smelters and refiners (if any) sourced Conflict Minerals included in the Covered Products, to be over-inclusive we disclosed in Annex I all smelters and refiners provided to us by the suppliers.

We do not have direct relationships with smelters and refiners and do not perform or direct audits of these entities within our supply chain. We compared the facilities listed in the responses to the list of smelters maintained by the EICC-GeSI Conflict Free Sourcing Initiative ("CFSI"). Of the 1,376 smelters and refiners of Conflict Minerals identified for the year ended December 31, 2014, 61 were certified as "Conflict-Free" based on referencing the list of smelters maintained by the CFSI.

Based on our due diligence procedures, we do not have sufficient information to conclusively determine the countries of origin of the Conflict Minerals in the Covered Products, or whether the Conflict Minerals in the Covered Products are from recycled or scrap sources. However, based on the information provided by our suppliers and the information obtained through our due diligence procedures, we believe that the facilities used to process the Conflict Minerals in the Covered Products may include the smelters and refiners listed in Annex I below. Based on the information obtained pursuant to the due diligence process, we found no reasonable basis for concluding the refiners and smelters who may have sourced Conflict Minerals contained within the Covered Products directly or indirectly finance or benefit armed groups in the Covered Countries.

III.	Design and implement a strategy to respond to identified risks

The results of our supplier surveys and due diligence procedures, including this Conflict Minerals Report, were provided to senior management for review.

We believe that the inquiries and investigations described above represent a reasonable effort to determine the mines or locations of origin of Conflict Minerals used in the Covered Products. We intend to continue to conduct due diligence procedures, and to refine these procedures, as part of our Rule 13p-1 compliance procedures.

IV.	Carry out independent third-party audit of supply chain due diligence at identified points in the supply chain
We do not have a direct relationship with smelters and refiners and do not perform or direct audits of these entities within our supply chain. We rely on audits through industry-wide initiatives such as EICC-GeSI Conflict Free Sourcing Initiative.

V.	Report on supply chain due diligence
This Conflict Minerals Report constitutes our report on our supply chain due diligence in accordance with Rule 13p-1. This report is available on our website at www.lkqcorp.com in the Investor Relations section.

Forward-Looking Statements

This Conflict Minerals Report includes forward-looking statements. Words such as "may," "believe," "intend," "if" and similar words or expressions are used to identify these forward-looking statements. We have based these forward-looking statements on our current expectations about future events. However, these forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause our actual outcomes and results to be materially different. All of these forward-looking statements are based on our expectations as of the date of this Conflict Minerals Report. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Annex I

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
ABC	ALBANIA	X
ABC	ALGERIA			X
PJ-USA	AMERICAN SAMOA	X
Materion Advanced Materials Thin Film Products	AMERICAN SAMOA				X
Eximetal S.A.	ARGENTINA			X
AGR Matthey	AUSTRALIA	X		X
ANZ	AUSTRALIA	X	X
Ausmelt Limited	AUSTRALIA			X
China Tin Smelter Co. Ltd.	AUSTRALIA			X
Heesung Metal Ltd.	AUSTRALIA	X
Global Advanced Metals	AUSTRALIA		X
Northern Smelter	AUSTRALIA			X
Nyrstar	AUSTRALIA			X
Shengyi Technology CO. Ltd.	AUSTRALIA	X
Sumitomo Metal Mining Co., Ltd.	AUSTRALIA	X
Tennant Metal Pty. Ltd.	AUSTRALIA			X
Western Australian Mint trading as The Perth Mint	AUSTRALIA	X	X	X	X
Talison Minerals Pty Ltd.	AUSTRALIA		X
Plansee	AUSTRIA		X	X	X
Wolfram Bergbau und Hütten AG	AUSTRIA				X
Chorus Tata Steel	BELGIUM			X
Jean Goldschmidt International SA	BELGIUM			X
Metallo Chimique	BELGIUM	X	X	X	X
Umicore N.V.	BELGIUM	X		X
Taboca/Paranapanema	BELIZE			X
Complejo Metalurgico Vinto S.A.	BOLIVIA			X
Empresa Metallurgica Vinto S.A.	BOLIVIA	X		X
Elmet S.A. de C.V.	BOLIVIA			X
Minsur Bolivia	BOLIVIA			X
Oxbow Metales Mèxico S. de R.L. de C.V	BOLIVIA			X
Productos Minerales del Norte S.A. de C.V.	BOLIVIA			X
Operaciones Metalurgica S.A.	BOLIVIA	X		X	X
SGS Bolivia S.A.	BOLIVIA			X
Inbra Indústria E Comércio de Metais Ltda	BRAZIL			X
AMG Mining Mibra Mine	BRAZIL		X
LSM Brasil S.A.	BRAZIL		X	X
White Solder Metalurgia e Mineração Ltd.a.	BRAZIL			X	X
Soft Metais, Ltd.a.	BRAZIL			X
Best Metais e Soldas S.A.	BRAZIL			X
CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltd.a.	BRAZIL			X
Companhia Industrial Fluminense	BRAZIL		X
Complejo Metalurgico Vinto S.A.	BRAZIL			X
Cooper Santa	BRAZIL			X
Coopérativa Produtores de Cassiterita	BRAZIL			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Cooperativa Produtores de Estanho	BRAZIL			X
Estanho de Rondônia S.A.	BRAZIL			X
Eximetal S.A.	BRAZIL			X
Ferro Alloys de México, S.A. de C.V.	BRAZIL			X
Fundipar	BRAZIL			X
Funsur	BRAZIL			X
IBF Ind Industria Brasileira Ferroligas Ltd.A	BRAZIL			X
Incesa Comp. Eletricos Ltd.a	BRAZIL			X
Melt Metais e Ligas S/A	BRAZIL			X
Magnu's Minerais Metais e Ligas Ltd.A	BRAZIL			X
Mineração Taboca S.A.	BRAZIL	X	X	X	X
Poongsan Corporation	BRAZIL			X
Power & Signal Group	BRAZIL	X
Cooper Metal - Cooperativa Metalúrgica de Rondônia Ltd.a.	BRAZIL			X
Super Ligas	BRAZIL			X
Taboca/Paranapanema	BRAZIL			X
Umicore Brasil Ltd.	BRAZIL	X		X
AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL	X
5N Plus	CANADA			X
AIM Group	CANADA			X
AIM Solder	CANADA			X
American Iron and Metal	CANADA			X
ATI Metalworking Products	CANADA			X
CCR Refinery – Glencore Canada Corporation	CANADA	X	X	X
Essar Steel Algoma	CANADA			X
Feinhütte Halsbrucke GmbH	CANADA			X
Heraeus GmbH	CANADA	X
Indonesian State Tin Corporation	CANADA	X
Johnson Matthey Ltd.	CANADA	X	X	X
Royal Canadian Mint	CANADA	X	X	X
North American Tungsten Corporation Ltd.	CANADA				X
Sumitomo Metal Mining Co., Ltd.	CANADA				X
Umicore SA	CANADA	X
Williams Gold Refining Company	CANADA	X
Xstrata Canada Corporation	CANADA	X
Tanco	CANADA		X
Audiua, Escardida	CHILE	X
BHP Billion	CHILE	X
Codelco	CHILE	X		X
Guangzhou Pacific Tinplate Co., Ltd.	CHINA			X
Acade Metals Co., Ltd.	CHINA	X
Acade Noble Metal (Zhao Yuan) Corporation	CHINA	X
Academy Precious Metals (China) Co., Ltd.	CHINA	X		X
Ai-chia Industrial Co., Ltd.	CHINA			X
Zhao Yuan Gold Smelter of ZhongJin Gold Corporation	CHINA	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA	X
Almit	CHINA			X
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA		X
Alpha Metals	CHINA			X
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA			X
Anson Solder & Tin Products Made Ltd	CHINA			X
Aoki Laboratories Ltd.	CHINA			X
Asahi Solder Technology (Wuxi) Co. Ltd.	CHINA			X
ASEM	CHINA			X
Baiyin Nonferrous Metal Group Co., Ltd.	CHINA	X
Alluter Technology (Shenzhen) Co., Ltd.	CHINA				X
Bolin Co., Ltd. of Xi’an Univ. of Arch. & Tech	CHINA	X
BRIGHT-E	CHINA	X		X
Bantaian Longgang District, Shenzhen City, Guangdong Province, China	CHINA			X
Baoshenglong	CHINA			X
Baotai	CHINA			X
Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA			X
ASSAB Steel	CHINA				X
Beijing Advanced Metal Materials Co., Ltd.	CHINA				X
Beijing General Research Institute of Mining & Metallurgy	CHINA				X
Chalco Yunnan Copper Co. Ltd.	CHINA	X
Changcheng Gold And Silver Refinery Co., Ltd.	CHINA	X
Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	CHINA				X
Changzhou Chemical Research Institute Co. Ltd.	CHINA	X
Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA		X		X
Beijing Zenith Materials Co. Ltd.	CHINA				X
Buffalo Tungsten	CHINA				X
CB-Ceratizit CN	CHINA				X
Boyi Metal Electro Fty.	CHINA			X
Cheong Hing	CHINA	X
China Minmetals Nonferrous Metals Co., Ltd.	CHINA		X		X
China Gold International Resources Corp. Ltd.	CHINA	X
China Minmetals Corporation	CHINA	X
China Rare Metal Materials Company	CHINA		X	X
China National Gold Group Corporation	CHINA	X		X
China National Nonferrous Industry Corp.	CHINA	X	X	X
ChaoYue	CHINA			X
China Sino-Platinum Metals Co., Ltd.	CHINA	X
Chengfeng Metals Co. Pte. Ltd.	CHINA			X
China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	CHINA		X
China's Nonferrous Mining Group Co., Ltd.	CHINA	X
Dayu Weiliang Tungsten Co., Ltd.	CHINA		X		X
Chenzhou Gold Arrow Solder Co.,Ltd.	CHINA			X
Cloud Hunan, Chenzhou Ore Smelts The Information Of Contacting Of Co., Ltd.	CHINA	X
Chenzhou Yunxiang Mining Smelting Compang Ltd.	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
China Guangxi Liuzhou City, Tin Metal Materials Branch	CHINA			X
China Hiroshima Xi Nandan Chinese Tin Sets Foundation	CHINA			X
China Hongqiao	CHINA			X
China Minmetals Ganzhou Tin Co. Ltd.	CHINA			X
Duoluoshan Sapphire Rare Metal Co., Ltd.	CHINA		X	X	X
China Nandan Set	CHINA			X
Changchun Up -Optech	CHINA				X
F&X Electro-Materials Ltd.	CHINA		X	X	X
China Tin Group Co., Ltd.	CHINA			X
China Tin Lai Ben Smelter Co., Ltd.	CHINA			X
Chengdu Hongbo Industrial Co., Ltd.	CHINA				X
Fujian Jinxin Tungsten Co., Ltd.	CHINA		X		X
China Tin Smelter Co. Ltd.	CHINA			X
Chengdu Yemao Chemical Industry Limited Company	CHINA				X
China YunXi mining	CHINA			X
Chengtong Electrical Appliance Factory	CHINA				X
Chinalco LuoYang Copper Co., Ltd.	CHINA			X
China Alluter Technology (Shenzhen) Co., Ltd.	CHINA				X
Daye Non-Ferrous Metals Mining Ltd.	CHINA	X
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA				X
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA		X	X	X
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA		X	X	X
Ganzhou Sinda W & Mo Co., Ltd.	CHINA		X		X
ChineseGuangxiNantansintertingroup	CHINA			X
Chuangye Metal Wiring Materials Co., Ltd.	CHINA			X
Chutan Ganxian County, Jiangxi, China	CHINA			X
CNMC (Guangxi) PGMA Co. Ltd.	CHINA			X
Dongguan Cameroon Chemical Materials Co., Ltd.	CHINA	X
Dongguan Dong Wu Violent-toxic Chemical Products Co., Ltd.	CHINA	X
Cookson Alpha Metals (Shenzhen) Co., Ltd.	CHINA			X
Dongguan Dongxu Metal Surface Handle Co.,Ltd.	CHINA	X		X
Dongguan Solme Hardware Co., Ltd.	CHINA	X		X
Dongguan Standard Electronic Material Co., Ltd.	CHINA	X
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA	X
Dong-Wo Co., Ltd.	CHINA	X
Duoxin	CHINA	X
Echememi Enterprise Corp.(Futures Exchange)	CHINA	X
Five Gold Steel Material Processing-Dongguan Tangxia Re- Sho	CHINA	X
Gansu Seemine Material High-Tech Co. Ltd.	CHINA	X
Gansu-Based Baiyin Nonferrous Metals Corporation (Bnmc)	CHINA	X
Ganzhou Grand Sea W & Mo Group Co., Ltd.	CHINA	X	X		X
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	X	X	X	X
Gejiu Zili Mining and Metallurgy Co., Ltd.	CHINA	X			X
Doctor of solder products Co., Ltd.	CHINA			X
Dongguan City Xida Soldering Tin Products Co., Ltd.	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Dongguan Huayu Metal Material Co., Ltd.	CHINA			X
Dongguan Qiandao Tin Co.,Ltd.	CHINA			X
Dongguan Yuecheng Metal Materials Co., Ltd.	CHINA			X
Dongguan Zhong Ju Tin Electronic Co., Ltd.	CHINA			X
Gejiu Zili Mining and Smelting Co., Ltd.	CHINA	X		X
Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA			X	X
DongGuang Jinnji Precision Die Machine Inc.	CHINA			X
Gold Bell Group	CHINA	X		X
Gold Mining In Shandong (Laizhou) Limited Company	CHINA	X
Jian De City Hengshan Tungsten Industry Co., Ltd.	CHINA			X	X
Great Wall Gold and Silver Refinery of China	CHINA	X
Emei Hengdong	CHINA				X
Guangdong Hua Jian Trade Do., Ltd.	CHINA	X
Evraz Stratcor, Inc.	CHINA				X
Ebara-Udylite	CHINA			X
Foshan Nanhai Xihai Metal Material Co., Ltd.	CHINA				X
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA		X		X
Gan Bei Tungsten Industry Co., Ltd.	CHINA				X
Ganxian Shirui New Material Co., Ltd.	CHINA				X
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA		X		X
Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA				X
Guangdong Jin Xian Gao Xin Cai Liao Gong Si	CHINA	X
Ganzhou Hongfei W & Mo Materials Co., Ltd.	CHINA				X
Guangdong Jinding Gold Ltd.	CHINA	X
Guangdong Mingfa Precious Metal Co., Ltd.	CHINA	X
Electroloy Metal Co. Ltd.	CHINA			X
Jin Zhou	CHINA			X	X
Guangdong Province Jinding Materials Co Ltd. (Suzhou Xingrui Noble)	CHINA	X
Guangzhou Jin Ding	CHINA	X
Guangzhou King's High-Tech Materials	CHINA	X
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA		X	X
Jiujiang Tanbre Co., Ltd.	CHINA		X	X
Guangzhouhanyuan Electronic Tech. Co. Ltd.	CHINA	X
Guixi Smelter	CHINA	X		X
King-Tan Tantalum Industry Ltd.	CHINA		X	X
Fen Chen Zhou City, Hunan Province, City, Township, South of the Village Linwu	CHINA			X
First Copper Technology Co., Ltd.	CHINA			X
Foshan Nanhai Tongding Metal Co., Ltd.	CHINA			X
Hai Rong Metal Products Ltd.	CHINA	X
Hang Technology	CHINA	X
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	X
Fujian Zijin Copper Co.,Ltd.	CHINA			X
Henan Zhongyuan Refinery & Henan San Men Xia	CHINA	X
Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd.	CHINA				X
Henan Province In Gold Investment Management Ltd.	CHINA	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Henan Province Sanmenxia City Gold Smelter	CHINA	X
Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA				X
Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd.	CHINA	X		X
Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA	X		X
Henan Zhongyuan Refinery & Henan San Men Xia	CHINA	X
Gannan Tin Smelter	CHINA			X
Ganzhou City, Jiangxi Province on the Jewish Xinmao Tin Co., Ltd.	CHINA			X
Ge Jiu Lian Chang	CHINA			X
Fujian Nanping Ta/Nb Ltd.	CHINA		X
Geib Refining Corp.	CHINA			X
Gejiu Gold Smelter Minerals CO., Ltd.	CHINA			X
Gejiu Jin Ye Mineral Co., Ltd.	CHINA			X
Ninghua Xingluokeng Tungsten Mining Co., Ltd.	CHINA		X		X
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA		X	X	X
H.C. Starck GmbH	CHINA				X
Heraeus Ltd.	CHINA	X
Gejiu Kai Meng Industry and Trade LLC	CHINA			X
Heraeus Material Technology	CHINA	X
RFH Tantalum Smeltry Co., Ltd.	CHINA		X	X
Gejiu Yunxi Group Corp	CHINA			X
Gejiu YunXin Colored Electrolysis Ltd.	CHINA			X
Gejiu Zi-Li	CHINA			X
Gem Terminal Ind. Co., Ltd.	CHINA			X
Gibbs Wire & Steel Co	CHINA			X
Heraeus Technology Center(HLH)	CHINA	X
Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA	X		X
Heraeus Zhaoyuan Precious Metal Materials Co. Ltd.	CHINA	X		X
Hunan Chenzhou Mining Group Co., Ltd.	CHINA	X	X	X	X
Goodway	CHINA			X
ICBC	CHINA	X
Shanghai Jiangxi Metals Co., Ltd.	CHINA		X	X
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	X
Growing and Chemical (Suzhou) Co., Ltd.	CHINA			X
Guang Xi Liu Zhou	CHINA			X
Guang Xi Hua Xi Corp	CHINA			X
GuangDong Jiatian Stannum Products Co., Ltd.	CHINA			X
Guangxi China Tin Group Co., Ltd.	CHINA			X
Guangxi Gui Ping Saucer Co., Ltd.	CHINA			X
Guangxi Huaxi Group Co. ,Ltd.	CHINA			X
Guangxi Jin Lian	CHINA			X
Guangxi Liuzhou	CHINA			X
Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company)	CHINA			X
Guangxi Pinggui PGMA Co., Ltd.	CHINA			X
Guangxi Zhongshan Gold Bell Smelting Corp.Ltd.	CHINA			X
Island Gold Refinery	CHINA	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Guangzhou Special Copper & Electronics material Co., Ltd.	CHINA			X
Guangzhou Tian Shuo Electronic Technology Co.Ltd.	CHINA			X
Hainan Haiwoo	CHINA			X
Jiangsu Sue Large Special Chemical Reagent Co., Ltd.	CHINA	X
Jiangxi Copper Corporation (JCC)	CHINA	X		X	X
Jie Sheng	CHINA	X
Hana-High Metal	CHINA			X
Sichuan Metals & Materials Imp & Exp Co	CHINA			X	X
Hangzhou Youbang Soldering Material Co., Ltd.	CHINA			X
Jin Dong Heng	CHINA	X
Jin Jinyin Refining Company Limited	CHINA	X
HeChi Metallurgical Chemical factory	CHINA			X
JinBao Electronic Co., Ltd..	CHINA	X
Hengtai Wiring Materials Co., Ltd.	CHINA			X
Henzhen Hongchang Metal Manufacturing Factory	CHINA			X
Jinfeng Gold Mine Smelter	CHINA	X
Heraeus Technology Center	CHINA			X
Han River Pelican State Alloy Co., Ltd.	CHINA				X
Jinlong Copper Co., Ltd.	CHINA	X
Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd.	CHINA			X
High Quality Technology Co., Ltd.	CHINA			X
High-Power Surface Technology	CHINA			X
Kanfort Industrial (Yantai) Co. Ltd.	CHINA	X
Hunan Chuangda Metallurgy Group. Co. ,Ltd.	CHINA				X
Kanfort International Holding	CHINA	X
Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA				X
Hong-Qiao Co., Ltd.	CHINA			X
Huanggang City Tongding Metallic Material Co., Ltd.	CHINA			X
Huaxi Group of Nandan	CHINA			X
Huaxi Guangxi Group	CHINA			X
Hubei Tong Ding Metal Materials Co., Ltd.	CHINA			X
Huichang Jin Shun Tin Industry Co., Ltd.	CHINA			X
Huichang Shun Tin Kam Industries Ltd.	CHINA			X
Huiliang	CHINA			X
Huizhou Taiwan Electronic Component Limited Company	CHINA			X
XiHai	CHINA			X	X
Huizhou Tin High-tech Co., Ltd.	CHINA			X
Hunan Xianghualing tin Co. Ltd.	CHINA			X
Jiangsu Hetian Technological Material Co., Ltd.	CHINA				X
Kunshan Jinli Chemical Industry Reagents Co., Ltd..	CHINA	X
Increasingly And Chemical (Suzhou) Co., Ltd.	CHINA			X
Indra Eramulti Logam	CHINA			X
Innovation Factory	CHINA			X
Laizhou, Shandong	CHINA	X
Jau Janq Enterprise Co., Ltd.	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Lian Xing Plating Factory	CHINA	X
LiBaoJia	CHINA	X
Jiangmen Huayuan Industry Co. Ltd.	CHINA			X
Jiangsu Xinhai Copper Co.,Ltd.	CHINA			X
JiangXi JiaWang	CHINA			X
Jiangxi Nanshan	CHINA			X
Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA			X
Jiangxi Tungsten Industry Co Ltd.	CHINA			X
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA				X
Jin Li Chang	CHINA			X
Jin Tian	CHINA			X
Lifu Precious Metals Company Limited	CHINA	X
Lingbao Gold Co., Ltd.	CHINA	X
Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	X		X
Ltd. Gold Trading Company	CHINA	X
Luo Men Ha Si	CHINA	X
Jin Yi Group	CHINA			X
J-Tech	CHINA			X
Ju Tai Industrial Co.,Ltd.	CHINA			X
Luoyang Zijin Yinhui Metal Smelt Co., Ltd.	CHINA	X	X
Material Technology Co., Ltd. Shenzhen Fu Chun	CHINA	X
Kai Union Industry and Trade Co., Ltd.	CHINA			X
Kai Unita Trade Limited Liability Company	CHINA			X
Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA			X
Katapang	CHINA			X
Kewei Tin Co.,Ltd.	CHINA			X
Malipo Haiyu Tungsten Co., Ltd.	CHINA				X
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA				X
Metalor Shanghai	CHINA	X
Metalor Technologies (Suzhou) Ltd.	CHINA	X
KuanShan China Ai Sen Self-Conductor Materials Company	CHINA			X
Jiangxi Richsea New Materials Co., Ltd.	CHINA				X
Kunming High-tech Industrial Developing Area	CHINA			X
Kunshan Concentric Surface Technology Co., Ltd.	CHINA			X
Kunshan Shing Lee Solder Manufacturing Co., Ltd.	CHINA			X
Kunshan xiubo	CHINA			X
Kuntai	CHINA			X
Laibin Huaxi Smelterring Co., Ltd.	CHINA			X
Laibin Smeltery of Liuzhou China Tin Group Co.,Ltd.	CHINA			X
Langfang Bondtron Electronic Materiasl Co., Ltd.	CHINA			X
Lee Cheong Gold	CHINA			X
Levitra can, Shenzhen Electronic Technology Co., Ltd.	CHINA			X
Li Hong, Wuxi Electronic Materials Co.,Ltd.	CHINA			X
Lichung Soldering Manufacturing Co.,Ltd.	CHINA			X
Linwu Xianggui Smelter Co. Ltd.	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
LiQiao plating	CHINA			X
Ma On Shuguang Smelting Plant	CHINA			X
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA				X
Monopoly Ltd. Zhuhai toxic materials	CHINA	X
Municipal Public Security Bureau	CHINA	X
Nanchang Cemeted Carbide Limited Liability Company	CHINA	X	X		X
Nanchuangshenghua Non-Ferrous Metal Alloy Factory	CHINA	X
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA				X
Jilin Sichuan	CHINA				X
Meng neng	CHINA			X
Ming Li Jia smelt Metal Factory	CHINA			X
Ningbo Kangqiang	CHINA	X
Minsur, Chengfeng Metals Co Pte Ltd.	CHINA			X
Mits-Tec (Shanghai) Co. Ltd.	CHINA			X
Multiple Xin Precision Metal Electroplating Factory	CHINA			X
Nanchang Metal Material Co.,Ltd.	CHINA			X
NanJing DaMai Science Technology Industry Co.,Ltd.	CHINA			X
Nanjing Xin Ying Technology Co,Ltd.	CHINA			X
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA			X
Ningbo Yinzhou Ningbo of precious metal recycling plant	CHINA	X
NGHE Tin Non-Ferrous Metal Company	CHINA			X
Nihon Genma Hong Kong	CHINA			X
Ningbo Jintian copper (Group ) Company Limited	CHINA			X
Ningbo Yinzhou Tin Bronze Belt Co., Ltd.	CHINA			X
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA				X
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA		X
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA		X
Guangdong Zhiyuan New Material Co., Ltd.	CHINA		X
Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA			X
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA				X
Penglai Penggang Gold Industry Co., Ltd.	CHINA	X
Luoyan Mudu Tungsten & Molybdenum Technology Co. Ltd.	CHINA				X
Conghua Tantalum and Niobium Smeltry	CHINA		X
QianDao Co. ,Ltd.	CHINA			X
Public Security Bureau	CHINA	X
Jiangxi Yichun Ta/Nb Ltd.	CHINA		X
Qiankun Gold and Silver	CHINA	X
Sanmenxia Hang Seng Science And Technology, Research And Development Co., Ltd.	CHINA	X		X
Richemax International Co., Ltd.	CHINA			X
Rohm & Hass	CHINA			X
KULBA	CHINA		X
Materion Corp.	CHINA				X
Shandon Jin Jinyin Refining Limited	CHINA	X
Shandong Gold Group Ltd.	CHINA	X
Shandong GUODA gold CO.,Ltd.	CHINA	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Shandong Huangjin Group Co., Ltd..	CHINA	X
Shandong Jun Mai Fu	CHINA	X
Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA	X
Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA	X
Shandong Zhaojin Co., Ltd.	CHINA	X
Shandong Zhaojin Gold & Silver Refinery Co. Ltd.	CHINA	X	X	X	X
Minmetals Ganzhou Tin Co. Ltd.	CHINA				X
Shandong Zhaojinlifu	CHINA	X
Seirenngyousya	CHINA			X
Shandong Zhaoyuan Gold Argentine Refining Company	CHINA	X
Shangdong Gold Mining (Laizhou)	CHINA	X
Shangdong Zhaojin Group Zhaoyuan Gold Refining Co., Ltd.	CHINA	X
Shanghai Dashou Electronics Co., Ltd.	CHINA	X
Shanghai Gold Exchange	CHINA	X
Senju Metal (H.K) Ltd.	CHINA			X
Shanghai Jinsha Shiye Co., Ltd..	CHINA	X
Senju Metal (ShangHai) Co.,Ltd.	CHINA			X
Shenzhen Baoan District Public Security Bureau	CHINA	X
Luoyang Kewei Molybdenum & Tungsten Co. Ltd.	CHINA		X
Shenzhen Fujun Material Technology Co., Ltd.	CHINA	X
Shenzhen Hao Hardware Plastic Co., Ltd.	CHINA	X
Shan Tou Shi Yong Yuan Jin shu Zai Sheng Co., Ltd.	CHINA			X
Shenzhen Heng Zhong Industry Co., Ltd.	CHINA	X
Shenzhen Hua Ao Surface Treatment Technology Co., Ltd.	CHINA	X
Shenzhen Lianfeng Hardware Plastic Co.,Ltd.-Tianliang Plating Factory	CHINA	X
Nippon Tungsten (Shanghai) Commerce Co., Ltd.	CHINA				X
Shandong China Electronic Materials Co.,Ltd.	CHINA			X
Shenzhen Thousand Island Ltd.	CHINA	X
Shangdong ZhaoJin Lifu Noble Metal Co., Ltd.	CHINA			X
Shanghai Baosteel	CHINA			X
Shenzhen Tiancheng Chemical Co., Ltd.	CHINA	X
Shenzhen Urban Pubic Bureau Of China	CHINA	X
Shanghai Mitsuoka Electronics Co.,Ltd.	CHINA			X
Shanghai New Solar	CHINA			X
Shanghai Pu Zhao Trading Co., Ltd.	CHINA			X
Shanghai Sinyang Semiconductor Materials Co., Ltd.	CHINA			X
ShangHai YueQiang Metal Products Co., Ltd.	CHINA			X
ShangQi	CHINA			X
Shantou xi kuang	CHINA			X
Sino-Platinum Metals Co., Ltd.	CHINA	X
SKE (China): Shanghai Kyocera Electronics Co., Ltd.	CHINA	X			X
Shao Xing Tian Long Tin Materials Co., Ltd.	CHINA			X
Shen Zhen Rui Yun Feng Industry Co.,Ltd.	CHINA			X
Soochow University	CHINA	X
Shenmao Technology Inc.	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Shenyang Rongshengyuan Trade Co., Ltd.	CHINA			X
Shenzen Chemicals & Light Industry Co.,Ltd.	CHINA			X
Shenzhen Aijiafa Industrial Co., Ltd.	CHINA			X
Shenzhen Anchen Soldering Tin Product Co., Ltd.	CHINA			X
Shenzhen Boshida Soldering Tin Industrial Co., Ltd.	CHINA			X
Shenzhen Chemicals Light Industry Co., Ltd.	CHINA			X
Shenzhen City Thai Industrial CO., Ltd.	CHINA			X
Shenzhen Kamo Co.,Ltd.	CHINA			X
Shenzhen Keaixin Technology	CHINA			X
Suzhou Xingrui Noble Metal Material Co. Ltd.	CHINA	X		X
Shenzhen New Jin Spring Solder Products Co.,Ltd.	CHINA			X
Shenzhen Qi Xiang Da Chemical Company	CHINA			X
Shenzhen Qi Xiang Da Hua Gong Gong Si	CHINA			X
Shenzhen Red Cloud Crown Tin Limited	CHINA			X
Shenzhen Yi Cheng Industrial	CHINA			X
Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA			X
Shunda Huichang Kam Tin Co., Ltd.	CHINA			X
Sichuan Guanghan Jiangnan casting smelters	CHINA			X
Sigma Tin Alloy Co., Ltd.	CHINA			X
Snow up to the city of suzhou chemical CO.,Ltd.	CHINA			X
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA				X
Soft Metais, Ltd.a.	CHINA			X
Solar Applied Materials Technology Corp.	CHINA			X
Solder-MIC	CHINA			X
Changsha South Tantalum Niobium Co., Ltd.	CHINA		X
Taizhou Changsanjiao Co., Ltd.	CHINA	X
Taizhou City Long Triangle Electronics Co., Ltd.	CHINA	X
Taizhou City Yangtze River Delta Electron Ltd.	CHINA	X
Nantong Tongjie Electrical Co., Ltd.	CHINA		X
Taizhou Delta Electronics Co., Ltd.	CHINA	X
Talcang City Nankang Metal Material Co., Ltd.	CHINA	X		X
Sumitomo Metal Mining Co., Ltd.	CHINA			X
Sun Surface Technology Co Ltd.	CHINA			X
Sincemat Co., Ltd.	CHINA				X
Suzhou Chemical Co., Ltd.	CHINA			X
Suzhou Feixiang Solder Materials Co., Ltd.	CHINA			X
Suzhou Jinyi jewelry factory	CHINA			X
The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA	X
Suzhou Roiwow Recycle Technology Company Ltd.	CHINA			X
Taibai Tungsten (Taibai China)	CHINA				X
The Great Wall Gold & Silver Refinery of China	CHINA	X		X
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	X		X
The Swiss METALOR Group	CHINA	X
Taicang City Nancang Metal Material Co., Ltd.	CHINA			X
Taiwan Qing Gao Qi Ye You Xian Gong Si	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Tong Ling Jin Dian electrical technology CO. Ltd.	CHINA	X
Tongling Nonferrous Metals Group Holding Co., Ltd.	CHINA	X		X
The Gejiu Cloud New Colored Electrolytic	CHINA			X
Thousand Island Metal Foil Co., Ltd.	CHINA			X
United States Of America Univertical International (Suzhou) Co., Ltd.	CHINA	X		X
Tiancheng Metal Materials Co., Ltd.	CHINA			X
Wieland Metals Shanghai Ltd.	CHINA	X
Tianshui Longbo Business & Trade Co., Ltd.	CHINA			X
Tim Plating Gejiu	CHINA			X
Tin Products Manufacturing Co. Ltd.	CHINA			X
Tin Shares	CHINA			X
Tin Xicai Co., Ltd.,	CHINA			X
Tong Ding Metal Materials Co., Ltd.	CHINA			X
Wuxi Middle Treasure Materials	CHINA	X
Xiamen Golden Egret Special Alloy Co., Ltd.	CHINA	X	X		X
UFO Co., Ltd. Guangxi Ping Gui	CHINA			X
Xiamen Honglu Tungsten Molybdenum Industry Co., Ltd.	CHINA	X			X
Xiamen Tungsten Co., Ltd.	CHINA	X	X	X	X
Univertical International (Suzhou) Co., Ltd.	CHINA			X
Xinye Co., Ltd.	CHINA	X
Vishay Intertechnology	CHINA			X
Wen Cheng Co., Ltd.	CHINA			X
Yaitai,Shandong Recruits The Incorporated Company Of The Gold Li Blessing Precious Metal	CHINA	X
Win Tin Co., Ltd. Yongkang Hiroshima	CHINA			X
Yangzhou Genesis	CHINA	X
Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA	X
Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA			X
WKK EMS Equipment (Shenzhen) Ltd.	CHINA			X
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA			X
Wuhu Zhongyuan Metal Sheet & Foil Co.,Ltd.	CHINA			X
Wujiang City Luxu Tin Factory	CHINA			X
Wuxi Lantronic Electronic Co Ltd.	CHINA			X
Yantai Kanfort Pioneer Metals Corporation	CHINA	X
Wuxi Yunxi Sanye Solder Factory	CHINA			X
Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA			X
Xin Tongding	CHINA			X
Xin Wang Copper Smelter	CHINA			X
Xing Yang Electronics Co.,Ltd.	CHINA			X
Xingrui Noble Metal Material Co Ltd.	CHINA			X
Taiyo Nippon Sanso Trading (Shanghai) Co., Ltd.	CHINA				X
Xinjiang Xinxin Mining Industry Company	CHINA			X
Xinke precision copper strip Co., Ltd.	CHINA			X
Xinqian	CHINA			X
XiYue	CHINA			X
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd.	CHINA				X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Xuri	CHINA			X
Yannan Tin Group (Holding) Co., Ltd.	CHINA			X
Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA	X		X
YH	CHINA			X
Tong Tou Ferroalloy Factory	CHINA				X
Yifeng Tin Industry (Chenzhou) Co., Ltd.	CHINA			X
Toshiba Material Co., Ltd.	CHINA				X
Yik Shing Tat Industrial Co., Ltd.	CHINA			X
Yiquan Manufacturing	CHINA			X
Yantai Zhaojin Lifu Precious Metals Co., Ltd..	CHINA	X		X
YQ	CHINA			X
YTCL	CHINA			X
YTMM	CHINA			X
Yuanhao	CHINA			X
Yun Nan Tin industry Da tun Tin mine	CHINA			X
Yun Nan Xi We Gufen Youxian Gongsi	CHINA			X
Yun Xi	CHINA			X
Yun'an Dian'xi Tin Mine	CHINA			X
Yunan Tin Products Manufacturing Co., Ltd. of YTCL	CHINA			X
Yunnan ChengFeng Color Metal Co., Ltd.	CHINA	X
Yunnan Chengfeng Non-Ferrous Metals Co.,Ltd.	CHINA	X		X	X
Yunnan Chengo Electric Smelting Plant	CHINA			X
Yunnan Dianxi Tin Mine	CHINA			X
Tosoh Smd (Shanghai) Co., Ltd.	CHINA				X
Yunnan GeJiu Jin Ye Mineral Co.,Ltd.	CHINA			X
Yunnan Gejiu Yunxin Electrolyze Limited	CHINA			X
Yunnan Gejiu Zili Metallurgy Co., Ltd.	CHINA			X
Yunnan Malipo Baiyi Mining Industry Co., Ltd.	CHINA			X
Yunnan Copper Industry Co., Ltd.	CHINA	X	X
Yunnan Tin Industry Refco Group Ltd.	CHINA			X
Yunnan Metallurgical Group Co., Ltd.	CHINA	X		X
Yunnan Travel Wind Non-Ferrous Metal Sharess Limited	CHINA			X
Yunnan Tin Company Group Limited	CHINA	X	X	X	X
Yunnan Xi Ye Gufen Youxian Gongsi	CHINA			X
Yunnan Xiye Co., Ltd.	CHINA			X
Yunnan Yun Shares of Copper-Zinc Industry Limited	CHINA			X
Zhaojin Gold Argentine refining company limited	CHINA	X
Zhaojin Group & Gold Mineral China Co., Ltd.	CHINA	X
Yuntinic Resources Inc.	CHINA			X
Zhaojin Group Co., Ltd.	CHINA	X
YunXi	CHINA			X
Yunxin Non-ferrous Electroanalysis Ltd.	CHINA			X
Zhaojin Lai Fuk	CHINA	X
Zhaojin Mining Industry Co., Ltd.	CHINA	X
Zhangzhou Macro Real Non-Ferrous Metals	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA			X
Zhaojin Refining	CHINA	X
Zhejiang Huangyan Chemical Co., Ltd.	CHINA			X
Zhaoyuan Gold Smelting Co. Ltd.	CHINA	X
Zhejiang Huangyan Xinqian Electrical Parts Factory	CHINA			X
Zhejiang Strong Solder Material Co., Ltd.	CHINA			X
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	X
Western Metal Materials Co., Ltd.	CHINA				X
Zhenxiong Copper Group Co., Ltd.	CHINA			X
ZhongShi	CHINA			X
Zhuhai Co., Ltd. Hai Yuxin Xi	CHINA			X
Zhongjin Gold Corp. Ltd.	CHINA	X		X
Zhuhai Horyison Solder Co., Ltd.	CHINA			X
Zhuhai Quanjia	CHINA			X
Xiamen Carbide Ltd.	CHINA				X
Zhuzhou Smelter Group Co., Ltd.	CHINA			X
Zhongkuang Gold Industry Limited Company	CHINA	X
Zhongshan Hyper-Toxic Substance.Morwpoliced.Co., Ltd.	CHINA	X
Xianglu Tungsten Industry Co., Ltd.	CHINA				X
Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA	X
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	X	X	X	X
Zi Jin Copper	CHINA			X
Zijin Mining Industry Corporation (Shanghang) gold smelting plant	CHINA			X
Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	X	X	X	X
Zijin Mining Group Co. Ltd.	CHINA	X	X
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA				X
Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA			X
Zhangyuan Tungsten Co., Ltd.	CHINA				X
Zuhai Horyison Solder Co.,Ltd.	CHINA			X
Constellium Extrusions Decin s.r.o.	CZECH REPUBLIC			X
KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC			X
Galva Metal	EGYPT			X
Molycorp Silmet A.S.	ESTONIA		X
Ethiopian Minerals Development Share Co.	ETHIOPIA		X
Arcelor La Plaine	FRANCE			X
Aubert & Duval	FRANCE				X
Enthone France	FRANCE		X
Grant Manufacturing and Alloying	FRANCE			X
Heraeus	FRANCE			X
IPS	FRANCE			X
Linxens	FRANCE	X
Metaconcept France	FRANCE			X
PBT	FRANCE			X
Orelec	FRANCE	X
Traxys Europe SA	FRANCE			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
A.M.P.E.R.E	GERMANY			X
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	X		X
Wolfram Industrie Traunstein	GERMANY				X
Ampere Polska Sp. z o.o. (trader)	GERMANY			X
Atotech	GERMANY			X
Balver Zinn Josef Jost GmbH & Co. KG	GERMANY			X
Bauer Walser AG	GERMANY	X
BNT Chemicals Gmbh	GERMANY			X
Brautmeier GmbH	GERMANY			X
Brinkmann Chemie AG	GERMANY			X
CeramTec	GERMANY				X
Degussa	GERMANY	X
Doduco GmbH	GERMANY	X
Esg Edelmetall-Service Gmbh & Co. Kg	GERMANY	X
Diehl Metall Aplications GmbH	GERMANY			X
Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY			X
ELSOLD GmbH & Co.	GERMANY			X
Feinhütte Halsbrücke GmbH	GERMANY			X
Felder GmbH - Löttechnik	GERMANY			X
Heimerle + Meule GmbH	GERMANY	X		X
Galva-Metall GmbH	GERMANY			X
Gebrueder Kemper GMBH	GERMANY			X
Heraeus Precious Metals GmbH & Co. KG	GERMANY	X			X
HMG	GERMANY	X
Gomat-e-K.	GERMANY			X
Grillo Handel	GERMANY			X
Heraeus Materials Technology GmbH & Co.Ltd.	GERMANY			X
LBMA	GERMANY	X
KME Brass Germany GmbH	GERMANY			X
5N Plus Lübeck GmbH	GERMANY		X	X
Metalor Technologies GmbH	GERMANY	X
H.C. Starck GmbH	GERMANY		X	X	X
MCP HEK GmbH	GERMANY			X
Multiple	GERMANY			X
Innova Recycling GmbH	GERMANY		X
Omg Galvanotechnik	GERMANY	X
Richard Stenzhorn GmbH	GERMANY			X
Rohm & Hass	GERMANY			X
RST	GERMANY			X
Salzgitter	GERMANY			X
Schlötter GmbH & Co. KG	GERMANY			X
C. Hafner GmbH + Co. KG	GERMANY	X
Stannol	GERMANY			X
Süddeutsche Metallhandels-gesellschaft mbH	GERMANY			X
Sundwiger Messingwerk GmbH & Co. KG	GERMANY			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Umicore Galvanotechnik GmbH	GERMANY	X
Aurubis AG	GERMANY	X
TIB Chemicals AG	GERMANY			X
WC Heraeus Hanau	GERMANY			X
Westfalenzinn	GERMANY			X
Westmetall GmbH & Co. KG	GERMANY			X
Wieland Werke AG	GERMANY			X
Wilhelm Grillo Handelsgesellschaft GmbH	GERMANY			X
Wilhelm Westmetall	GERMANY			X
Yuntinic Chemical GmbH	GERMANY			X
Yuntinic Resources GmbH	GERMANY			X
Heraeus Precious Metals GmbH & Co. KG	GHANA			X
Bank of Nova Scotia (LMBA)	HONG KONG	X
Heraeus Electronic Materials Phils.,Inc.	HONG KONG	X
Heraeus	HONG KONG			X
Johnson Matthey Hong Kong Ltd.	HONG KONG	X
Johnson Matthey Pacific Limited	HONG KONG	X
Kee Shing	HONG KONG	X
Metalor Technologies (Hong Kong) Ltd.	HONG KONG	X	X	X	X
Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG	X
Heraeus Ltd. Hong Kong	HONG KONG	X
ScotiaMocatta, The Bank of Nova Scotia	HONG KONG	X
Standard Bank	HONG KONG	X
Uniforce Metal Industrial Corp.	HONG KONG	X
Wang Ting	HONG KONG	X
Graphite India Limited	INDIA				X
Metallurgical Products India Pvt Ltd.	INDIA		X
Kester Inc.	INDIA			X
Shogini Technoarts Pvt. Ltd.	INDIA	X
S.V Engg	INDIA				X
The Hutti Gold Mines Co., Ltd.	INDIA	X
PT indra Eramulti Logam Industri	INDONESIA			X
Trade Secret	INDONESIA			X
Alpha	INDONESIA			X
Amalgamated Metal Corporation PLC	INDONESIA			X
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	INDONESIA			X
Batu Hijau Copper-Gold Mine	INDONESIA	X
Bangjia Island	INDONESIA			X
Banka	INDONESIA			X
BML	INDONESIA			X
Bonoka.Beliting INDONESIA	INDONESIA			X
PT Tinindo Inter Nusa	INDONESIA			X
PT Sariwiguna Binasentosa	INDONESIA			X
CapXon(Hongyuan)	INDONESIA			X
CHAINBOW	INDONESIA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
CV DS Jaya Abadi	INDONESIA	X		X	X
CV Nurjanah	INDONESIA	X		X
CV United Smelting	INDONESIA	X		X	X
PT Refined Bangka Tin	INDONESIA			X
Come FM Timah	INDONESIA			X
PT Prima Timah Utama	INDONESIA			X
PT Pelat Timah Nusantara Tbk	INDONESIA			X
CV Duta Putra Bangka	INDONESIA			X
CV Gita Pesona	INDONESIA			X
PT Panca Mega Persada	INDONESIA			X
CV JusTindo	INDONESIA			X
CV Makmur Jaya	INDONESIA			X
CV Prima Timah Utama	INDONESIA			X
PT Inti Stania Prima	INDONESIA			X
CV Serumpun Sebalai	INDONESIA			X
PT Eunindo Usaha Mandiri	INDONESIA			X
Dyfenco Green Applied Materials Co., Ltd.	INDONESIA			X
PT DS Jaya Abadi	INDONESIA			X
PT Belitung Industri Sejahtera	INDONESIA			X
PT Bangka Tin Industry	INDONESIA			X
PT ATD Makmur Mandiri	INDONESIA			X
Indonesian State Tin Corporation	INDONESIA			X
Indonesian Tin Ingot	INDONESIA			X
JX Nippon Mining & Metals Co., Ltd.	INDONESIA			X
KIHONG T & G	INDONESIA			X
Kojima Chemicals Co., Ltd.	INDONESIA			X
Kundur Smelter	INDONESIA			X
Mentok Tin Smelter	INDONESIA			X
Mitsubishi Corporation RtM Japan Ltd.	INDONESIA			X
Montok Smelter	INDONESIA			X
Muntok	INDONESIA			X
PT Artha Cipta Langgeng	INDONESIA			X	X
PT Babel Inti Perkasa	INDONESIA			X	X
PT Bangka Putra Karya	INDONESIA		X	X	X
PT Bangka Timah Utama Sejahtera	INDONESIA			X	X
PT BilliTin Makmur Lestari	INDONESIA			X	X
PT Bukit Timah	INDONESIA			X	X
PT Koba Tin	INDONESIA		X	X	X
Nitah	INDONESIA			X
OMSA Indonesia	INDONESIA			X
PT Stanindo Inti Perkasa	INDONESIA			X	X
Pan Light Corp.	INDONESIA			X
PL Timah Tbk	INDONESIA			X
PT Alam Lestari Kencana	INDONESIA			X
PT Babel Surya Alam Lestari	INDONESIA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
PT Bangka Kudai Tin	INDONESIA			X
PT Citralogam Aplaseiathera	INDONESIA			X
PT Fang Di MulTindo	INDONESIA			X
PT HP Metals Indonesia	INDONESIA			X
PT Karimun Mining	INDONESIA			X
PT Metals Indonesia	INDONESIA			X
PT Mitra Stania Prima	INDONESIA			X
PT NATARI	INDONESIA			X
PT Putra Karya	INDONESIA			X
PT Seirama Tin investment	INDONESIA			X
PT Smelting	INDONESIA			X
PT Solder indonesia	INDONESIA			X
PT Supra Sukses Trinusa	INDONESIA			X
PT Tambang Timah	INDONESIA			X
PT Tanloaug Tinah	INDONESIA			X
PT Timah; Pan light Corporation	INDONESIA			X
PT Aneka Tambang (Persero) Tbk	INDONESIA	X	X	X
PT Tommy Utama	INDONESIA			X
PT Sumber Jaya Indah	INDONESIA	X		X
Pure Technology	INDONESIA			X
PT Timah (Persero), Tbk	INDONESIA	X	X	X	X
PT Yinchendo Mining Industry	INDONESIA	X		X
RBT	INDONESIA			X
Red Ring Solder	INDONESIA			X
Samhwa Non-ferrorus Metal Ind. Co., Ltd.	INDONESIA			X
Schloetter Co., Ltd.	INDONESIA			X
Selayang Solder Sdn. Bhd.	INDONESIA			X
Shandong Zhaojin Gold & Silver Refinery Co. Ltd.	INDONESIA			X
Shen Mao Solder (M) Sdn. Bhd	INDONESIA			X
Shenmao Technology Inc.	INDONESIA			X
SIP	INDONESIA			X
Solder Coat Co., Ltd.	INDONESIA			X
Solderindo	INDONESIA			X
Stanchem Sp. j. (trader)	INDONESIA			X
Sumitomo Metal Mining Co., Ltd.	INDONESIA			X
Timah Company	INDONESIA	X		X
Taiwan Huanliang	INDONESIA			X
Uniforce Metal Industrial Corp.	INDONESIA			X
United Smelter	INDONESIA			X
Univertical International (Suzhou) Co., Ltd.	INDONESIA			X
ALMAG	ITALY			X
Cofermetal	ITALY			X
Faggi Enrico Spa	ITALY	X
Dickmann s.r.l.	ITALY			X
GALF S.R.L. SPECIAL ALUMINIUM ALLOYS	ITALY			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Heraeus S.P.A.	ITALY			X
KME Brass Italy	ITALY			X
Raffmetal S.p.A.	ITALY			X
Chimet S.p.A.	ITALY	X
Safimet Spa. (Gold refiners)	ITALY	X
Sacal SPA	ITALY			X
Trafilerie Carlo Gnutti	ITALY			X
Aida Chemical Industries Co., Ltd.	JAPAN	X		X
Arroz Corporation.	JAPAN		X
Asahi Pretec Corporation	JAPAN	X		X	X
Asaka Riken Co., Ltd.	JAPAN	X		X
Asahi Seiren Co., Ltd.	JAPAN			X
B. Aizu	JAPAN		X
C. Uyemura & Co., Ltd.	JAPAN	X
Axis Material Limited	JAPAN				X
Central Glass Co., Ltd.	JAPAN				X
Chugai Mining Co., Ltd.	JAPAN	X
Chofu Works	JAPAN			X
Dohino Metal Co., Ltd.	JAPAN			X
Doi field Metals Co., Ltd.	JAPAN			X
Doino Kinzoku	JAPAN			X
Dowa Kogyo k.k	JAPAN			X
H.C. Starck Ltd.	JAPAN	X	X	X
Fuji Metal Mining Corp.	JAPAN			X
Harima Smelter	JAPAN	X
Harmony Gold Refinery	JAPAN	X
Furukawa Electric Co., Ltd.	JAPAN			X
Hisikari Mine	JAPAN	X
Ishifuku Metal Industry Co., Ltd.	JAPAN	X	X	X
Japan Mint	JAPAN	X	X	X
Japan Pure Chemical Co., Ltd.	JAPAN	X
Harada Metal	JAPAN			X
Hitachi Metals, Ltd.	JAPAN				X
Ohura Precious Metal Industry Co., Ltd.	JAPAN	X
JX Nippon Mining & Metals Co., Ltd.	JAPAN	X		X	X
Highjent Technology	JAPAN			X
Hitachi Cable	JAPAN			X
Hitachi Seiren	JAPAN			X
Hitachi Smelting Co., Ltd.	JAPAN			X
Kojima Chemicals Co., Ltd.	JAPAN	X	X	X
Izawa Metal Co., Ltd.	JAPAN				X
Kosak Seiren	JAPAN	X
Kyocera	JAPAN	X		X
Ishihara Chemical Co. Ltd.	JAPAN			X
Ishikawa Metal Co.,Ltd.	JAPAN			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Japan Chofu manufacturing plant	JAPAN			X
Japan Copper and Brass Co., Ltd.	JAPAN			X
Japan Ferrar Metals	JAPAN			X
Japan Refining Co., Ltd.	JAPAN			X
Matsuda Sangyo Co., Ltd.	JAPAN	X	X	X	X
Meta low Technologies Japan Ltd.	JAPAN	X
Kitz Metal Works Corporation	JAPAN			X
Kiyomine Metal Industry Co.,Ltd.	JAPAN			X
Kobe Steel, Ltd.	JAPAN			X
Kohoku Kogyo Co., Ltd.	JAPAN			X
KOKI Company Ltd.	JAPAN			X
Metalor Technologies Japan	JAPAN	X
Mitsubishi Gas Chemical Co. Inc.	JAPAN	X
Mitsubishi Materials Corporation	JAPAN	X	X	X	X
Mitsui & Co Precious Metals Inc.	JAPAN	X
Leybold Co., Ltd.	JAPAN			X
Mitsui Kinzoku Co., Ltd.	JAPAN	X		X
Materials Eco-Refining CO.,Ltd.	JAPAN			X
Matsuo Handa Co., Ltd.	JAPAN			X
Matsuo Solder Co., Ltd.	JAPAN			X
Matsushima Metals Co., Ltd.	JAPAN			X
Mitsui Mining & Smelting Co., Ltd.	JAPAN	X	X	X	X
Morigin Corporation	JAPAN	X
N.E. Chemcat Corporation	JAPAN	X		X
Natsuda Sangyo Co., Ltd.	JAPAN	X
Neomax Hitachi	JAPAN	X
Nihon Material Co., Ltd.	JAPAN	X	X	X
Niihama Nickel Refinery	JAPAN	X
Mihara Kinzoku Kogyo Co.,Ltd.	JAPAN			X
Niihama Toyo Smelter & Refinery	JAPAN	X
Mitsubishi Electric Metecs Co., Ltd.	JAPAN			X
Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd.	JAPAN			X
Nihon Superior Co., Ltd.	JAPAN			X	X
Nihon Genma MFG Co., Ltd.	JAPAN			X
Nihon Handa Co.,Ltd.	JAPAN			X
Nihon Kagaku Sangyo Co., Ltd.	JAPAN			X
Nippon Filler Metals Ltd.	JAPAN			X
Nippon Shindo Co., Ltd.	JAPAN			X
Nrudakoto Ltd.	JAPAN			X
O.M. Ltd.	JAPAN			X
Ohki Brass & Copper CO.,Ltd.	JAPAN			X
Nippon Micrometal Corp.	JAPAN	X			X
Osaka Asahi Metal K.K.	JAPAN			X
Ozawa Kinzoku	JAPAN			X
Nippon Mining & Metals Co., Ltd.	JAPAN	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Nisshin Chemical Co., Ltd.	JAPAN	X
Sumitomo (A.L.M.T Corp)	JAPAN		X	X	X
Kyoritsu Gokin Co., Ltd.	JAPAN				X
Daido Steel Co., Ltd.	JAPAN		X		X
Eco-System Recycling Co., Ltd.	JAPAN	X
Pan Pacific Copper Co., Ltd.	JAPAN	X	X
Dowa Metals & Mining Co. Ltd	JAPAN	X		X
Global Advanced Metals	JAPAN		X	X
Jada Electronic limited (JX Nippon Mining & Metal Co., Ltd.)	JAPAN		X		X
Japan New Metals Co., Ltd.	JAPAN		X	X	X
JFE Steel Corporation	JAPAN		X		X
Kanto Denka Kogyo Co., Ltd.	JAPAN		X		X
Maruichi Steel Tube Ltd., Co.	JAPAN		X		X
Reiborudo Co., Ltd.	JAPAN			X
Sendi (Japan): Kyocera Corporation	JAPAN	X			X
Senju Metal Industry Co., Ltd.	JAPAN	X		X
Nippon Steel Sumitomo Metal Co., Ltd.	JAPAN			X	X
saitamaken irumasi sayama ke hara	JAPAN			X
Samhwa Non-ferrorus Metal Ind. Co., Ltd.	JAPAN			X
San'etsu Metals Co., Ltd.	JAPAN			X
Sasaki Chemical Co., Ltd.	JAPAN			X
Sasaki Solder Industry Co., Ltd.	JAPAN			X
Taki Chemical Co.,Ltd.	JAPAN		X	X
Settu Chemical Industry	JAPAN			X
Maruichikokan Co., Ltd.	JAPAN		X
Nippon Tungsten Co., Ltd.	JAPAN				X
Shinko Electric Industries Co. Ltd.	JAPAN	X
Matsuo Electric	JAPAN		X
Sojitz Corporation	JAPAN	X
Metal Do	JAPAN		X
Sumisho Materials Corp.	JAPAN	X
Sumitomo Metal Mining Asia Pacific PTE Ltd.	JAPAN	X
Sumitomo Metal Mining Co., Ltd.	JAPAN	X	X	X
Shin Nihon Brass CO.,Ltd.	JAPAN			X
Shinko Leadmikk Co.,Ltd.	JAPAN			X
Showa KaKo	JAPAN			X
Saganoseki Smelter & Refinery	JAPAN				X
SMM	JAPAN			X
Suzuki Kikinzoku Kako K.K.	JAPAN	X
Solder Coat Co., Ltd.	JAPAN			X
Tanaka Denshikogyo K.K.	JAPAN	X
Tanaka Electronics (Singapore )Pte. Ltd.	JAPAN	X
Tanaka Kikinzoku Hanbai K.K	JAPAN	X
Tanaka Kikinzoku Kogyo K.K.	JAPAN	X	X	X
Tanaka Precious Metals	JAPAN	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Sumitomo Electric Industries, Ltd.	JAPAN				X
Tokuriki Honten Co., Ltd.	JAPAN	X	X	X
Taicang City Nancang Metal Material Co., Ltd.	JAPAN			X
Tokuriki Tokyo Melters Assayers	JAPAN	X		X
Tamura Corporation	JAPAN			X
Tanaka Kikinzoku International K.K.	JAPAN			X
Tarutin Kester Co., Ltd.	JAPAN			X
Toyo Smelter & Refinery of Sumitomo Metal Mining Co., Ltd.	JAPAN	X
Sunaga Tungsten	JAPAN				X
Tsuda Sangyo Co., Ltd.	JAPAN	X
TDK	JAPAN			X
Tochij	JAPAN			X
Toyama, Japan	JAPAN			X
Uchihashi Estec Co., Ltd.	JAPAN			X
Usugidenkaikougyou Co., Ltd.	JAPAN			X
Usuginu electrolytic industries	JAPAN			X
Nippon Metals & Mining	JAPAN		X
Yamamoto Precious Metal Co., Ltd.	JAPAN	X		X
Yahataseitetsusho	JAPAN			X
Yawata Steel Works	JAPAN			X
Tosoh	JAPAN				X
Yokohama Metal Co., Ltd.	JAPAN	X	X	X
ULVAC, Inc.	JAPAN				X
Union Tool Co., Ltd.	JAPAN		X
Yano Metal	JAPAN		X
IBF Ind Industria Brasileira Ferroligas Ltd.A	JORDAN			X
Aktyubinsk	KAZAKHSTAN	X
Kazakhmys	KAZAKHSTAN	X
Kazzinc Ltd.	KAZAKHSTAN	X
Ulba	KAZAKHSTAN		X	X
Handok Metal Co., Ltd.	KOREA, REPUBLIC OF			X
Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF				X
Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF			X
Buhung Ind	KOREA, REPUBLIC OF			X
Daejin Indus Co. Ltd.	KOREA, REPUBLIC OF	X
Daeryung ENC	KOREA, REPUBLIC OF	X
Do Sung Corporation	KOREA, REPUBLIC OF	X
Dae Kil	KOREA, REPUBLIC OF			X
Daechang Co. Ltd.	KOREA, REPUBLIC OF			X
Daewoo International	KOREA, REPUBLIC OF			X
Dongbusteel	KOREA, REPUBLIC OF			X
Duksan Hi-Metal	KOREA, REPUBLIC OF			X
Degutea	KOREA, REPUBLIC OF				X
Heesung Catalysts Corp.	KOREA, REPUBLIC OF	X
Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF	X		X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
HERA-KOREA	KOREA, REPUBLIC OF	X
Hwasung CJ Co. Ltd.	KOREA, REPUBLIC OF	X		X
Hanbaek nonferrous metals	KOREA, REPUBLIC OF			X
Hanhwa International	KOREA, REPUBLIC OF			X
Heesung Metal Ltd.	KOREA, REPUBLIC OF			X
Iljin Diamond Co., Ltd.	KOREA, REPUBLIC OF				X
Integrated Circuit	KOREA, REPUBLIC OF				X
Korea Metal Co. Ltd.	KOREA, REPUBLIC OF	X	X	X
Hyundai-Steel	KOREA, REPUBLIC OF			X
LG-Nikko	KOREA, REPUBLIC OF	X
LS-Nikko Copper Inc.	KOREA, REPUBLIC OF	X	X	X	X
K-Tech	KOREA, REPUBLIC OF			X
Han Sung Metar	KOREA, REPUBLIC OF		X
LG International Corp	KOREA, REPUBLIC OF			X
Linetech	KOREA, REPUBLIC OF			X
MK Electron Co., Ltd.	KOREA, REPUBLIC OF	X
Poongsan Corporation	KOREA, REPUBLIC OF			X
Pro-Tech Korea	KOREA, REPUBLIC OF			X
PT Alam Lestari Kencana	KOREA, REPUBLIC OF			X
Public Procurement Service	KOREA, REPUBLIC OF			X
Samduck Precious Metals	KOREA, REPUBLIC OF	X
Samwon Metals Corp.	KOREA, REPUBLIC OF	X	X	X
SD (Samdok) Metal	KOREA, REPUBLIC OF	X
Sewon Korea	KOREA, REPUBLIC OF	X
Matheson Special Gas Production Co., Ltd.	KOREA, REPUBLIC OF				X
Samatron Co., Ltd.	KOREA, REPUBLIC OF			X
Sambo Industry	KOREA, REPUBLIC OF			X
Samhwa Non-ferrorus Metal Ind. Co., Ltd.	KOREA, REPUBLIC OF			X
Seju Industry	KOREA, REPUBLIC OF			X
Posco	KOREA, REPUBLIC OF		X	X
Songwon	KOREA, REPUBLIC OF			X
TCC steel	KOREA, REPUBLIC OF			X
Torecom	KOREA, REPUBLIC OF	X	X	X
TaeguTec	KOREA, REPUBLIC OF				X
Taiyo Nippon Sanso Taiwan, Inc.	KOREA, REPUBLIC OF				X
Wonil Metal Co Ltd.	KOREA, REPUBLIC OF			X
Wooshin Metal	KOREA, REPUBLIC OF			X
ONE Co., Ltd.	KOREA, REPUBLIC OF		X
Yoo Chang Metal	KOREA, REPUBLIC OF	X
Kyrgyzaltyn JSC	KYRGYZSTAN	X
Ceratizit S.A.	LUXEMBOURG				X
Banka	MALAYSIA			X
Bintulu	MALAYSIA			X
Butterworth Smelter	MALAYSIA			X
Chengfeng Metals Co. Pte. Ltd.	MALAYSIA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Electroloy Coroperation Sdn Bhd	MALAYSIA			X
Grik Perak Malaysia	MALAYSIA			X
Hana-High Metal	MALAYSIA			X
Hulterworth Smelter	MALAYSIA			X
Jau Janq Enterprise Co., Ltd.	MALAYSIA			X
KOBA	MALAYSIA			X
Laybold	MALAYSIA			X
Malaysia Aluminium & Alloy Sdn.Bhd	MALAYSIA			X
Metahub Industries Sdn. Bhd.	MALAYSIA			X
MK Electron Co., Ltd.	MALAYSIA			X
Perusahaan Sadur Timah Malasia	MALAYSIA			X
PT Koba Tin	MALAYSIA			X
Rahman Hydraulic Tin Sdn Bhd	MALAYSIA			X
Malaysia Smelting Corporation (MSC)	MALAYSIA			X	X
Red Ring Solder (M) Sdn. Bhd	MALAYSIA			X
Selayang Solder Sdn. Bhd.	MALAYSIA			X
Shen Mao Solder (M) Sdn. Bhd	MALAYSIA	X		X
Sinitron Shenmao Solder(M)Sdn Bhd	MALAYSIA			X
SMIC Senju Malaysia	MALAYSIA			X
Solnet Metal Co.	MALAYSIA			X
Stretti	MALAYSIA			X
TCC steel	MALAYSIA			X
Uniforce Metal Industrial Corp.	MALAYSIA			X
Yechiu Metal Smelting Sdn.Bhd.	MALAYSIA			X
Zhang Yao	MALAYSIA			X
Best Metais e Soldas S.A.	MEXICO			X
Caridad	MEXICO			X
Met-Mex Peñoles, S.A.	MEXICO	X
La Caridad	MEXICO	X
Kemet Blue Metals	MEXICO		X
Noventa	MOZAMBIQUE		X
LMD	NETHERLANDS			X
POSSEHL	NETHERLANDS			X
Schone Edelmetaal	NETHERLANDS	X	X
Eximetal S.A.	PANAMA			X
Vishay Tantalum	PANAMA		X
Amalgamet Inc.	PERU			X
Funsur	PERU	X		X
Minsur	PERU	X		X	X
Mecomsa, S.A. de C.V.	PERU			X
Nathan Trotter & Co., Inc.	PERU			X
PISCO	PERU			X
PT Refined Bangka Tin	PERU			X
PT Bangka Kudai Tin	PERU				X
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
E-tech Philippines	PHILIPPINES			X
O.M. Manufacturing Philippines, Inc.	PHILIPPINES			X
Philippine Associated Smelting and Refining Corporation	PHILIPPINES	X
Qualitek Delta Philippines Inc	PHILIPPINES			X
Fenix Metals	POLAND			X
Standard Sp z o.o.	POLAND			X
CSC Pure Technologies	RUSSIAN FEDERATION			X
Ekaterinburg	RUSSIAN FEDERATION	X
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	X		X
H.C. Starck Group	RUSSIAN FEDERATION				X
Izhevsk Electromechanical Plant Kupol	RUSSIAN FEDERATION			X
Kupol	RUSSIAN FEDERATION			X
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	X	X
JSC Uralectromed	RUSSIAN FEDERATION	X
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	X
Plant of Metals and Alloys CJSC	RUSSIAN FEDERATION			X
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	X	X
OJSC Kolyma Refinery	RUSSIAN FEDERATION	X	X
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	X	X
Pure Technology	RUSSIAN FEDERATION			X
Russkoe olovo	RUSSIAN FEDERATION			X
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	X	X
Pobedit JSC	RUSSIAN FEDERATION				X
Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION			X	X
Solikamsk Metal Works	RUSSIAN FEDERATION		X	X
Wolfram Company CJSC	RUSSIAN FEDERATION		X	X	X
L' azurde Company For Jewelry	SAUDI ARABIA	X
Chengfeng Metals Co. Pte. Ltd.	SINGAPORE			X
CTP Industries	SINGAPORE				X
CTS Industries	SINGAPORE				X
Electroloy Metal Pte	SINGAPORE			X
Heraeus Materials Singapore Pte, Ltd.	SINGAPORE	X		X
Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	X			X
OGM	SINGAPORE	X
OMG	SINGAPORE	X
Singapore Asahi Chemical & Solder Industries	SINGAPORE			X
Singapore LME Tin	SINGAPORE			X
Sizer Metals PTE Ltd.	SINGAPORE			X
Tanaka Kikinzoku International Co.,	SINGAPORE	X
Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE			X
Uni Bros Metal Pte. Ltd.	SINGAPORE			X
Minsur S.A.	SOUTH AFRICA			X
Rand Refinery (Pty) Ltd.	SOUTH AFRICA	X	X	X
Tantalite Resources	SOUTH AFRICA		X
Befesa Aluminio, S.L.	SPAIN			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Cookson Group	SPAIN	X
Cookson Sempsa	SPAIN				X
Cooper Santa	SPAIN				X
HIJOS DE JUAN DE GARAY	SPAIN			X
Norteña de Metales, SA	SPAIN			X
Peninsular del Laton SA	SPAIN			X
SEMPSA Joyería Platería SA	SPAIN	X	X	X
Sevelar	SPAIN			X
Minpro AB	SWEDEN				X
Sandvik Material Technology	SWEDEN			X	X
Boliden AB	SWEDEN	X
Baoshida Swissmetall	SWITZERLAND			X
Cendres & Métaux SA	SWITZERLAND	X
CS	SWITZERLAND	X
Johnson Matthey & Brandenberger AG	SWITZERLAND	X
IMPAG AG	SWITZERLAND			X
Metalor Technologies SA	SWITZERLAND	X	X	X	X
PAMP SA	SWITZERLAND	X	X	X
PX Précinox SA	SWITZERLAND	X	X
UBS AG	SWITZERLAND	X
Valcambi SA	SWITZERLAND	X	X	X
Nitora	SWITZERLAND		X
Argor-Heraeus SA	SWITZERLAND	X
All armor Minoru industry (co ) Co., Ltd.	TAIWAN			X
Alpha Metals Taiwan	TAIWAN			X
Ami Bridge Enterprise Co., Ltd.	TAIWAN			X
Chernan Technology Co., Ltd.	TAIWAN	X
Chan Wen Copper Industry Co., Ltd.	TAIWAN			X
Chen Jung Metal	TAIWAN			X
Chroma New Material Corporation	TAIWAN	X
China Steel Corporation	TAIWAN			X
Da Hong	TAIWAN	X
Chunbao Carbide Science & Technology Co.,Ltd.	TAIWAN				X
E-CHEM Enterprise Corp	TAIWAN	X
FA CHIA METAL	TAIWAN			X
Gwo Chern Industrial Co., Ltd.	TAIWAN	X
Fuji Metal Mining Corp.	TAIWAN			X
Hon Hai Precision Co., Ltd.	TAIWAN	X
Hon Shen Co. Ltd.	TAIWAN	X
Hon-Hai	TAIWAN	X
Jia Lung Corp	TAIWAN	X
Hua Eng Wire & Cable Co., Ltd.	TAIWAN			X
Huayou	TAIWAN			X
IBF Ind Industria Brasileira Ferroligas Ltd.A	TAIWAN			X
Kuan Shuo Ind. Co., Ltd.	TAIWAN	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Jan Jang	TAIWAN			X
Jau Janq Enterprise Co., Ltd.	TAIWAN			X
Metalor Technologies (Hong Kong) Ltd.-Taiwan Branch	TAIWAN	X
KU PING ENTERPRISE CO., Ltd.	TAIWAN			X
Lupon Enterprise Co., Ltd.	TAIWAN			X
Minchali Metal industry Co. Ltd.	TAIWAN			X
Mitsubishi	TAIWAN			X
Pan Jit International Inc.	TAIWAN			X
Redsun Metal Ind. Co., Ltd.	TAIWAN			X
Rohm & Hass	TAIWAN			X
Senju Metal Industry Co., Ltd.	TAIWAN			X
Solar Applied Materials Technology Corp.	TAIWAN	X	X	X	X
Shenmao Technology Inc.	TAIWAN			X
Super Dragon Technology Co., Ltd.	TAIWAN	X
Sigma Tin Alloy Co., Ltd.	TAIWAN			X
Solnet Metal Co.	TAIWAN			X
Tanaka Kikinzoku Group	TAIWAN	X
Taiwan Total Co. Ltd.	TAIWAN			X
Thye Ming Industrial Co.,Ltd.	TAIWAN			X
First Copper Technology Co., Ltd.	TAIWAN			X	X
WAM Technologies Taiwan Co., Ltd.	TAIWAN	X	X
TOTAI	TAIWAN			X
Rui Da Hung	TAIWAN		X	X
Uniforce Metal Industrial Corp.	TAIWAN			X
Units year high Technology Co. , Ltd.	TAIWAN			X
Vertex Metals Inc.	TAIWAN			X
Wang Yu Manufacturing Co. Ltd.	TAIWAN			X
WELLEY	TAIWAN			X
Well-Lin Enterprise Co Ltd.	TAIWAN			X
Nuvoton Technology Corp	TAIWAN		X
Xia Yi Metal Industries (shares) Co., Ltd.	TAIWAN			X
Yao Zhang Enterprise Co., Ltd.	TAIWAN			X
Yuang-Hsian Metal Industriall Corp.	TAIWAN			X
Wah Lee Industrial Corp.	TAIWAN				X
Zong Yang Industrial Co., Ltd.	TAIWAN			X
Umicore Precious Metals Thailand	THAILAND	X
Bangkok Assay	THAILAND	X
Thaisarco	THAILAND			X
CV United Smelting	THAILAND			X
Daiki Aluminium Industry Co., Ltd.	THAILAND			X
E. Ma Ta Phut	THAILAND		X
Fuji Metal Mining Corp.	THAILAND			X
Koki Products Co.,Ltd.	THAILAND			X
Nihon Genma Co., Ltd.	THAILAND			X
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Padaeng Industry public company limited	THAILAND			X
H.C. Starck Co., Ltd.	THAILAND		X
S Company	THAILAND			X
Solder Coat Co., Ltd.	THAILAND			X
Thailand Smelting and Refining Co., Ltd.	THAILAND	X	X	X	X
Taboca	THAILAND			X
NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND		X
Thai Solder Industry Corp.,Ltd.	THAILAND			X
Thailand Mine Factory	THAILAND			X
Univertical International (Suzhou) Co., Ltd.	THAILAND			X
Untracore Co., Ltd.	THAILAND			X
NTET Thailand	THAILAND		X
Dede Kimya	TURKEY			X
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	X	X
Istanbul Gold Refinery	TURKEY	X
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	X
5N Plus	UNITED KINGDOM			X
A&M Minerals Ltd.	UNITED KINGDOM		X
Alldyne Powder Technologies	UNITED KINGDOM				X
Britannia Refined Metals Ltd.	UNITED KINGDOM			X
Darley Dale Smelter	UNITED KINGDOM			X
Frost Electroplating Ltd.	UNITED KINGDOM			X
H L Thorne	UNITED KINGDOM			X
H.J. Enthoven & Sons	UNITED KINGDOM			X
London Bullion Market Association	UNITED KINGDOM	X
Katabang	UNITED KINGDOM			X
Keeling & Walker	UNITED KINGDOM			X
Makin Metal Powders (UK) Ltd.	UNITED KINGDOM			X
MCP Metal Specialist Inc.	UNITED KINGDOM			X
MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM			X
Schloetter Co., Ltd.	UNITED KINGDOM			X
Warton Metals Limited	UNITED KINGDOM			X
Wildshaw Ltd.	UNITED KINGDOM			X
Amalgamated Metals Corporation, Ketabang	UNITED KINGDOM		X	X
Advanced Chemical Company	UNITED STATES				X
ACuPowder International, LLC	UNITED STATES			X
A. Boyertown	UNITED STATES		X
Aleris	UNITED STATES			X
Allied Metal Company	UNITED STATES			X
Alrec	UNITED STATES			X
Aluminum Alloys Inc.	UNITED STATES			X
Aluminum Resources	UNITED STATES			X
Amalgamet Inc.	UNITED STATES			X
American Iron and Metal	UNITED STATES			X
ArcelorMittal Burns Harbor	UNITED STATES			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Arco Alloys	UNITED STATES			X
ASARCO Inc.	UNITED STATES	X
Assaf Conductors Ltd.	UNITED STATES			X
Aurubis	UNITED STATES			X
Alta Group	UNITED STATES				X
QuantumClean	UNITED STATES		X
ATI Tungsten Materials	UNITED STATES				X
Cabot Supermetals	UNITED STATES		X
Bruweiler Precise Sales Co.	UNITED STATES				X
Canfield	UNITED STATES			X
Colt Refining, Inc.	UNITED STATES	X
Colonial Metals Company	UNITED STATES			X
Continental	UNITED STATES			X
Cookson	UNITED STATES			X
Custom Alloy Light Metals Inc.	UNITED STATES			X
Ferro Corporation	UNITED STATES	X
CWB Materials	UNITED STATES				X
Global Tungsten & Powders Corp.	UNITED STATES	X	X	X	X
Eastern Alloys	UNITED STATES			X
EFD INC.	UNITED STATES			X
Fombell	UNITED STATES		X
Galva Iron & Metal Co	UNITED STATES			X
Galva Metal	UNITED STATES			X
Heraeus Group	UNITED STATES	X
Heraeus Precious Metal Inc.	UNITED STATES	X
Gibbs Wire & Steel Co	UNITED STATES			X
Goodway	UNITED STATES			X
Grant Manufacturing and Alloying	UNITED STATES			X
Johnson Matthey Inc.	UNITED STATES	X	X	X
Hitachi Chemical Company America, Ltd.	UNITED STATES			X
IES Technical Sales	UNITED STATES				X
Honeywell Electronic Materials	UNITED STATES			X
IMC-MetalsAmerica, LLC	UNITED STATES			X
Imperal Aluminum	UNITED STATES			X
Imperial Zinc, Corp.	UNITED STATES			X
International Wire Group, Inc	UNITED STATES			X
Littelfuse	UNITED STATES	X		X
Materion Corp.	UNITED STATES	X	X	X
Kalas Wire	UNITED STATES			X
Metallic Resources, Inc.	UNITED STATES	X		X
Kester Inc.	UNITED STATES			X
Metalor USA Refining Corporation	UNITED STATES	X		X	X
Kennecott Utah Copper LLC	UNITED STATES	X
Magnesium Elekton Inc.	UNITED STATES			X
Nathan Trotter & Co., Inc.	UNITED STATES	X		X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
MCP Metal Specialist Inc.	UNITED STATES			X
Met-AL	UNITED STATES			X
Metropolitan Alloys Corp	UNITED STATES			X
Midland Industries	UNITED STATES			X
Millard Wire	UNITED STATES			X
Miller Company	UNITED STATES			X
Ney Metals and Alloys	UNITED STATES			X
North Star BlueScope Steel, LLC	UNITED STATES			X
Nucor Steel	UNITED STATES			X
Palm International	UNITED STATES			X
Ohio Precious Metals, LLC	UNITED STATES	X		X
H.C. Starck Inc.	UNITED STATES		X
Kennametal Inc	UNITED STATES				X
D Block Metals, LLC	UNITED STATES		X
PM Sales Inc.	UNITED STATES	X
Sabin Metal Corp.	UNITED STATES	X	X	X
ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES	X
Ritchey Metals	UNITED STATES			X
RSI	UNITED STATES			X
Samtec	UNITED STATES			X
Micro 100	UNITED STATES				X
Midwest Tungsten Wire Co.	UNITED STATES				X
Severstal North America	UNITED STATES			X
So Accurate Group, Inc.	UNITED STATES	X	X	X
Shapiro	UNITED STATES			X
Praxair	UNITED STATES				X
Kamet Blue Powder Corporation	UNITED STATES		X	X
Spectro Alloys	UNITED STATES			X
Steel Dynamics	UNITED STATES			X
Sandvik Material Technology	UNITED STATES				X
Technic, Inc.	UNITED STATES	X		X
Soleras	UNITED STATES				X
Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES				X
TAP	UNITED STATES			X
Newton, MA	UNITED STATES		X
The Miller Company	UNITED STATES			X
United Precious Metal Refining, Inc.	UNITED STATES	X		X
Sylham	UNITED STATES				X
UYEMURA	UNITED STATES	X
Williams Brewster	UNITED STATES	X			X
Williams Bufalo	UNITED STATES	X
Niotan	UNITED STATES		X
Trialco	UNITED STATES			X
Tyco	UNITED STATES			X
Air Products and Chemicals, Inc.	UNITED STATES		X		X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
AK Steel Corp.	UNITED STATES			X	X
ATI Metalworking Products	UNITED STATES			X	X
Atlantic Metals & Alloys, Inc.	UNITED STATES			X	X
Exotech Inc.	UNITED STATES		X	X	X
Talley Metals	UNITED STATES		X
Gallatin Steel	UNITED STATES			X	X
Gannon & Scott	UNITED STATES		X	X
Global Advanced Metals	UNITED STATES		X	X	X
Hi-Temp Specialty Metals, Inc.	UNITED STATES		X	X	X
Triumph Northwest	UNITED STATES				X
Materion Advanced Materials Thin Film Products	UNITED STATES		X		X
Yuntinic Resources GmbH	UNITED STATES			X
Voss Metals Company, Inc.	UNITED STATES				X
Remelt Sources, Inc.	UNITED STATES		X	X
Alpha	UNITED STATES			X
Telex	UNITED STATES		X	X
ThyssenKrupp Steel	UNITED STATES		X	X	X
Edzell Corp	URUGUAY			X
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	X
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	X	X	X
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM				X
NGHE Tin Non-Ferrous Metal Company	VIETNAM			X
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM				X
Thai Nguyen Nonferrous Metal Co	VIETNAM			X
Asia Tungsten Products (Vietnam) Ltd.	VIETNAM				X
Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM		X		X
VQB Mineral and Trading Group JSC	VIETNAM		X	X